Consent of Independent Auditors

We consent to the incorporation by reference in the Registration Statement (Form S-3 No. 333-09349) of AVAX Technologies, Inc. and in the related Prospectus of our report dated January 20, 1999, with respect to the financial statements of AVAX Technologies, Inc. included in this Annual Report (Form 10-KSB) for the year ended December 31, 1998.

                                          /s/ Ernst & Young LLP
                                          --------------------------------------
                                          Ernst & Young LLP

Kansas City, Missouri
March 29, 1999